ACCOUNTS AND NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2015
ACCOUNTS AND NOTES RECEIVABLE [Abstract]
ACCOUNTS AND NOTES RECEIVABLE
5.	ACCOUNTS AND NOTES RECEIVABLE

The Group's accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

In millions of $	As of December 31,
	2014	2015

Beginning balance	-	0.0
Acquired in the Transaction	-	20.2
Provision for doubtful debt	0.3	4.3
Write-off of doubtful debt	(0.3)	-
Effect of foreign currency translation	-	(0.8)

Ending balance	0.0	23.7

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.